                  SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                           AIM GLOBAL GROWTH & INCOME FUND
                                    CLASS A SHARES

The following is the schedule for the computation of the Standardized Return quotations for the Class A Shares of the AIM Global Growth & Income Fund Series of the Registrant.

                                 STANDARDIZED RETURN

Time period covered:  October 31, 1996 - October 31, 1997

Formula:              P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1124.60 which assumes deduction of the maximum
      5.50% sales charge on a $1,000 investment at the beginning of the period)

Calculation:
              $1,000 (T + 1)*1           =       1124.60
              (T + 1)*1                  =      (1124.60/$1,000)
               T + 1                     =      (1124.60/$1,000)*1
               T                         =      (1124.60/$1,000)*1 - 1
               T                         =       0.1246
-------------------------------------------------------------------------------

Time period covered:  October 31, 1992 - October 31, 1997

Formula:              P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
ERV = ending redeeming value ($1801.14 which assumes deduction of the maximum
      5.50% sales charge on a $1,000 investment at the beginning of the period)

Calculation:
              $1,000 (T + 1)*5            =       1801.14
              (T + 1)*5                   =      (1801.14/$1,000)
               T + 1                      =      (1801.14/$1,000)*.2
               T                          =      (1801.14/$1,000)*.2 - 1
               T                          =       0.1249
-------------------------------------------------------------------------------

Time period covered:  September 25, 1990 (commencement of operations)
 - October 31, 1997

Formula:              P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (2593 / 365 = 7.10)
VOA = ending value of account ($2210.81 which assumes deduction of the maximum
      5.50% sales charge on a $1,000 investment at the beginning of the period)

Calculation:
              $1,000 (T + 1)*7.10        =       2210.81
              (T + 1)*7.10               =      (2210.81/$1,000)
               T + 1                     =      (2210.81/$1,000)* 0.14
               T                         =      (2210.81/$1,000)* 0.14 - 1
               T                         =       0.1182
-------------------------------------------------------------------------------

Time period covered:  September 25, 1990 (commencement of operations)
 - October 31, 1997

Formula:              T = (VOA / P) - 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($2210.81 which assumes deduction of the maximum
      5.50% sales charge on a $1,000 investment at the beginning of the period)

Calculation:
               T                         =      (2210.81/$1,000) - 1
               T                         =       1.2108
-------------------------------------------------------------------------------


Time period covered:  October 31, 1987 - October 31, 1997

Formula:              P(1 + T)*N = ERV

P = $1,000
T = average annual total return
n = number of years (10)
NA

Calculation:
               NA
               NA
               NA
               NA
               NA

                  SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                           AIM GLOBAL GROWTH & INCOME FUND
                                    CLASS A SHARES


The following is the schedule for the computation of the Non-Standardized Return quotations for the Class A Shares of the AIM Global Growth & Income Fund Series of the Registrant.


                               NON-STANDARDIZED RETURN


Time period covered:  October 31, 1996 - October 31, 1997

Formula:              P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)

ERV = ending redeeming value ($1190.05, which does not take sales charge into account)

Calculation:
              $1,000 (T + 1)*1           =       1190.05
              (T + 1)*1                  =      (1190.05/$1,000)
               T + 1                     =      (1190.05/$1,000)*1
               T                         =      (1190.05/$1,000)*1 - 1
               T                         =       0.1901
-------------------------------------------------------------------------------

Time period covered:  October 31, 1992 - October 31, 1997

Formula:              P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
ERV = ending redeeming value ($1906.07, which does not take sales charge into account)

Calculation:
              $1,000 (T + 1)*5           =       1906.07
              (T + 1)*5                  =      (1906.07/$1,000)
               T + 1                     =      (1906.07/$1,000) * .2
               T                         =      (1906.07/$1,000) * .2  - 1
               T                         =       0.1377
-------------------------------------------------------------------------------

Time period covered:  September 25, 1990 (commencement of operations)
- October 31, 1997

Formula:              P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (2593 / 365 = 7.10)

VOA = ending value of account ($2339.48, which does not take sales charge into account)

Calculation:
              $1,000 (T + 1)*7.10        =       2339.48
              (T + 1)*7.10               =      (2339.48/$1,000)
               T + 1                     =      (2339.48/$1,000)* 0.14
               T                         =      (2339.48/$1,000)* 0.14 - 1
               T                         =       0.1272
-------------------------------------------------------------------------------

Time period covered:  September 25, 1990 (commencement of operations)
  - October 31, 1997

Formula:              T = (VOA / P) - 1

P = initial investment ($1,000)
T= aggregate total return
VOA = ending value of account ($2339.48, which does not take sales charge into account)

Calculation:
               T                         =     (2339.48/$1,000) - 1
               T                         =      1.3395
-------------------------------------------------------------------------------
Time period covered:  October 31, 1987 - October 31, 1997

Formula:              P(1 + T)*N = ERV

P = $1,000
T= average annual total return
n = number of years (10)
NA

Calculation:
               NA
               NA
               NA
               NA
               NA

                  SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                           AIM GLOBAL GROWTH & INCOME FUND
                                   CLASS B  SHARES

The following is the schedule for the computation of the Standardized Return quotations for the Class B Shares of the AIM Global Growth & Income Fund Series of the Registrant.

                                 STANDARDIZED RETURN

Time period covered:  October 31, 1996 - October 31, 1997

Formula:              P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1132.83 which assumes deduction of the maximum
      5.50% sales charge on a $1,000 investment at the end of the period)

Calculation:
              $1,000 (T + 1)*1           =       1132.83
              (T + 1)*1                  =      (1132.83/$1,000)
               T + 1                     =      (1132.83/$1,000)*1
               T                         =      (1132.83/$1,000)*1 - 1
               T                         =       0.1328
-------------------------------------------------------------------------------

Time period covered:  October 31, 1992 - October 31, 1997

Formula:              P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
ERV = ending redeeming value ($1826.62 which assumes deduction of the maximum
      5.50% sales charge on a $1,000 investment at the end of the period)

Calculation:
              $1,000 (T + 1)*5           =       1826.62
              (T + 1)*5                  =      (1826.62/$1,000)
               T + 1                     =      (1826.62/$1,000)*.2
               T                         =      (1826.62/$1,000)*.2 - 1
               T                         =       0.1281
-------------------------------------------------------------------------------

Time period covered:  October 22, 1992 (commencement of operations)
 - October 31, 1997

Formula:              P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (1835 / 365 = 5.03)
VOA = ending value of account ($1833.12 which assumes deduction of the maximum
      5.50% sales charge on a $1,000 investment at the end of the period)

Calculation:
              $1,000 (T + 1)*5.03        =       1833.12
              (T + 1)*5.03               =      (1833.12/$1,000)
               T + 1                     =      (1833.12/$1,000)* 0.20
               T                         =      (1833.12/$1,000)* 0.20 - 1
               T                         =       0.1282
-------------------------------------------------------------------------------

Time period covered:  October 22, 1992 (commencement of operations)
 - October 31, 1997
Formula:              T = (VOA / P) - 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1833.12 which assumes deduction of the maximum
      5.50% sales charge on a $1,000 investment at the end of the period)

Calculation:
               T                         =      (1833.12/$1,000) - 1
               T                         =       0.8331
-------------------------------------------------------------------------------


Time period covered:  October 31, 1987 - October 31, 1997

Formula:              P(1 + T)*N = ERV
P = $1,000
T = average annual total return
n = number of years (10)
NA

Calculation:
               NA
               NA
               NA
               NA
               NA

                  SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                           AIM GLOBAL GROWTH & INCOME FUND
                                   CLASS B  SHARES

The following is the schedule for the computation of the Non-Standardized Return quotations for the Class B Shares of the AIM Global Growth & Income Fund
Series of the Registrant.

                               NON-STANDARDIZED RETURN

Time period covered:  October 31, 1996 - October 31, 1997

Formula:              P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1182.83, which does not take sales charge into account)

Calculation:
              $1,000 (T + 1)*1           =       1182.83
              (T + 1)*1                  =      (1182.83/$1,000)
               T + 1                     =      (1182.83/$1,000)*1
               T                         =      (1182.83/$1,000)*1 - 1
               T                         =       0.1828
-------------------------------------------------------------------------------

Time period covered:  October 31, 1992 - October 31, 1997

Formula:              P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
ERV = ending redeeming value ($1846.51, which does not take sales charge intO account)

Calculation:
              $1,000 (T + 1)*5           =       1846.51
              (T + 1)*5                  =      (1846.51/$1,000)
               T + 1                     =      (1846.51/$1,000) * .2
               T                         =      (1846.51/$1,000) * .2  - 1
               T                         =       0.1305
-------------------------------------------------------------------------------

Time period covered:  October 22, 1992 (commencement of operations)
 - October 31, 1997

Formula:              P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (1835 / 365 = 5.03)
VOA = ending value of account ($1843.12, which does not take sales charge into account)

Calculation:
              $1,000 (T + 1)*5.03       =       1843.12
              (T + 1)*5.03              =      (1843.12/$1,000)
               T + 1                    =      (1843.12/$1,000)* 0.20
               T                        =      (1843.12/$1,000)* 0.20 - 1
               T                        =       0.1294
-------------------------------------------------------------------------------

Time period covered:  October 22, 1992 (commencement of operations)
 - October 31, 1997

Formula:              T = (VOA / P) - 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1843.12, which does not take sales charge into account)

Calculation:
               T                        =      (1843.12/$1,000) - 1
               T                        =       0.8431
-------------------------------------------------------------------------------

Time period covered:  October 31, 1987 - October 31, 1997

Formula:              P(1 + T)*N = ERV

P = $1,000
T = average annual total return
n = number of years (10)
NA

Calculation:
               NA
               NA
               NA
               NA
               NA

                  SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                           AIM GLOBAL GROWTH & INCOME FUND
                                  CLASS ADV  SHARES

The following is the schedule for the computation of the Standardized Return quotations for the Class Adv Shares of the AIM Global Growth & Income Fund Series of the Registrant.

                                 STANDARDIZED RETURN

Time period covered:  October 31, 1996 - October 31, 1997

Formula:              P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
NA

Calculation:
               NA
               NA
               NA
               NA
               NA
--------------------------------------------------------------------------------

Time period covered:  October 31, 1992 - October 31, 1997

Formula:              P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
NA

Calculation:
               NA
               NA
               NA
               NA
               NA
--------------------------------------------------------------------------------

Time period covered:  May 31, 1995 (commencement of operations)
- October 31, 1997

Formula:              P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (884 / 365 = 2.42)
VOA = ending value of account ($1450.87 which assumes deduction of the maximum
      5.50% sales charge on a $1,000 investment at the end of the period)

Calculation:
              $1,000 (T + 1)*2.42        =       1450.87
              (T + 1)*2.42               =      (1450.87/$1,000)
               T + 1                     =      (1450.87/$1,000)* 0.41
               T                         =      (1450.87/$1,000)* 0.41 - 1
               NA
--------------------------------------------------------------------------------

Time period covered:  May 31, 1995 (commencement of operations)
 - October 31, 1997

Formula:              T = (VOA / P) - 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1450.87 which assumes deduction of the maximum
      5.50% sales charge on a $1,000 investment at the end of the period)

Calculation:
               T                         =      (1450.87/$1,000) - 1
               T                         =       0.4509
--------------------------------------------------------------------------------

Time period covered:  October 31, 1987 - October 31, 1997

Formula:  P(1 + T)*N = ERV

P = $1,000
T = average annual total return
n = number of years (10)
NA

Calculation:
               NA
               NA
               NA
               NA
               NA

                  SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                           AIM GLOBAL GROWTH & INCOME FUND
                                  CLASS ADV  SHARES

The following is the schedule for the computation of the Non-Standardized Return quotations for the Class Adv Shares of the AIM Global Growth & Income Fund Series of the Registrant.

                                 STANDARDIZED RETURN

Time period covered:  October 31, 1996 - October 31, 1997

Formula:              P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1192.34, Class Adv shares have no sales charge)

Calculation:
              $1,000 (T + 1)*1           =       1192.34
              (T + 1)*1                  =      (1192.34/$1,000)
               T + 1                     =      (1192.34/$1,000)*1
               T                         =      (1192.34/$1,000)*1 - 1
               T                         =       0.1923
--------------------------------------------------------------------------------

Time period covered:  October 31, 1992 - October 31, 1997

Formula:              P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
NA

Calculation:
               NA
               NA
               NA
               NA
               NA
--------------------------------------------------------------------------------

Time period covered:  May 31, 1995 (commencement of operations)
 - October 31, 1997

Formula:              P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (884 / 365 = 2.42)
VOA = ending value of account ($1450.87, Class Adv shares have no sales charge)

Calculation:
              $1,000 (T + 1)*2.42        =       1450.87
              (T + 1)*2.42               =      (1450.87/$1,000)
               T + 1                     =      (1450.87/$1,000)* 0.41
               T                         =      (1450.87/$1,000)* 0.41 - 1
               T                         =       0.1663
--------------------------------------------------------------------------------

Time period covered:  May 31, 1995 (commencement of operations)
 - October 31, 1997

Formula:              T = (VOA / P) - 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1450.87, Class Adv shares have no sales charge)

Calculation:
               T                         =      (1450.87/$1,000) - 1
               T                         =       0.4509
--------------------------------------------------------------------------------

Time period covered:  October 31, 1987 - October 31, 1997

Formula:  P(1 + T)*N = ERV

P = $1,000
T = average annual total return
n = number of years (10)
NA

Calculation:
               NA
               NA
               NA
               NA
               NA